SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 9, 2013

to the Statutory Prospectus and Statement of Additional Information Dated April 30, 2013

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for Series Z (Alpha Opportunity Series) (the “Series”).

At a meeting held on August 22, 2013, the Board of Directors of SBL Fund approved certain changes to the Series’ investment program as a result of Mainstream Investment Advisers, LLC’s pending resignation as investment sub-advisor to the Series. As such, the Series’ current investment manager, Security Investors, LLC, will assume investment management responsibility for the Series’ Domestic Long/Short Sub-Portfolio.

As already noted in the supplement, dated April 30, 2013, to the Series’ Prospectus, until further notice, the Series is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Series). For more information, please see the April 30, 2013 supplement to the Series’ Prospectus. The changes to the Series referenced above will become effective on September 30, 2013. As a result, effective September 30, 2013, the Prospectus and SAI will be revised substantially as follows:

The first paragraph of the section titled “Principal Investment Strategies” on page 60 of the Prospectus will be replaced to read as follows in order to reflect the changes in the management of the Series’ Domestic Long/Short Sub-Portfolio:

Series Z pursues its objective by investing, under normal market conditions, approximately (1) 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers (the “Domestic Long/Short Sub-Portfolio”), (2) 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers (the “Global Long/Short Sub-Portfolio”), and (3) 25% of its total assets in a portfolio of equity securities, equity derivatives and fixed income securities (the “Indexed Sub-Portfolio”) that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the “S&P 500 Index”), which consists of common stocks representing approximately two-thirds of the total market value of all U.S. common stocks.

The section titled “Strategies of the Domestic Long/Short Sub-Portfolio” on page 61 of the Prospectus will be replaced to read as follows in order to reflect the changes to the principal investment strategies of the Series’ Domestic Long/Short Sub-Portfolio:

The Series seeks to respond to the dynamically changing economy by moving its investments among different industries and styles. The Investment Manager allocates investments to industries and styles according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Series may hold both long and short positions. Equity positions are determined based on their associated industry and style momentum, risk characteristics, and liquidity. The Series invests in domestic equity securities, including small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and ADRs, but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices giving exposure to the U.S. markets.

Equity index swaps and futures and options contracts enable the Series to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries to which the Series is seeking exposure. The Series may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions. Certain of the Series’ derivative investments may be traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Series also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce the Series’ risk or volatility.

While the Series anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Series’ investment in these instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Series may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions or for defensive purposes to seek to avoid losses during adverse market conditions.

The Series also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Series is fully invested on a day-to-day basis, the Series may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Sub-Portfolio may focus its investments in a limited number of issuers, even though the Series as a whole operates as a diversified series.

The following disclosure will be added to the section titled “Principal Risks” beginning on page 63 of the Prospectus:

Non-Diversification Risk of the Domestic Long/Short Sub-Portfolio – Although the Series is diversified, the Domestic Long/Short Sub-Portfolio invests a large portion of its allocated assets in a small number of issuers. As a result, the Domestic Long/Short Sub-Portfolio is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

The second sentence in the section titled “Investment Manager and Sub-Advisers” on page 65 of the Prospectus will be deleted in its entirety and the heading of the section will be renamed “Investment Manager.”

The third and fourth sentences in the section titled “Portfolio Managers” on page 65 of the Prospectus will be replaced to read as follows to reflect the replacement of the portfolio management team of the Series’ Domestic Long/Short Sub-Portfolio:

Michael J. Dellapa, who holds the title of “Portfolio Manager” with the Investment Manager, and Messrs. Byrum and Harder are primarily responsible for the day-to-day management of the Domestic Long/Short Sub-Portfolio. They have co-managed the Domestic Long/Short Sub-Portfolio since September 2013.

The subsection titled “Non-Diversification Risk” under the section titled “Descriptions of Principal Risks” beginning on page 66 of the Prospectus will be deleted in its entirety and replaced with the following:

Non-Diversification Risk – To the extent that a Series or, in the case of Series Z, Sub-Portfolio of a Series invests a significant percentage of its assets in a limited number of issuers, the Series or Sub-Portfolio is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. Therefore, changes in the market value of a single security could cause greater fluctuations in the value of Series shares than would occur in a more diversified series or sub-portfolio.

The following will be added immediately before the last paragraph of the section titled “Portfolio Managers” on page 81 of the Prospectus:

Series Z (Alpha Opportunity Series)

Michael J. Dellapa, Portfolio Manager of the Investment Manager, has co-managed Series Z (Alpha Opportunity Series) since September 2013. Mr. Dellapa has been associated with Rydex Investments (the business name of Rydex Investment Managers, LLC and Rydex Investment Managers II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011) since 2000. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago.

The third paragraph of the section titled “Sub-Advisors” beginning on page 81 of the Prospectus will be deleted in its entirety.

The subsection titled “Portfolio Managers” of the section titled “Sub-Advisors” on page 82 of the Prospectus will be deleted in its entirety.

The second sentence of the fourth paragraph in the section titled “What Is SBL Fund?” on page 3 of the SAI will be deleted in its entirety.

The first three paragraphs of the section titled “Sub-Advisers” beginning on page 63 of the SAI will be deleted in its entirety and replaced with the following:

Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Series Z. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Series Z and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of Series Z’s average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to Series Z and the Investment Manager assumed all advisory obligations and responsibilities.

The subsection titled “Mainstream Investment Advisers, LLC” in the section titled “Portfolio Managers” beginning on page 66 of the SAI will be deleted in its entirety.

All references to Charles F. Craig and William H. Jenkins under the subsection titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Managers” beginning on page 67 of the SAI will be deleted in their entirety.

The following entry will be added to the “Other Accounts Managed by Portfolio Managers” table in the section titled “Portfolio Managers” on page 67 of the SAI:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Michael J. Dellapa*	109	$5,752.4	0	$0	0	$0

*	As of August 31, 2013

The first sentence in the first paragraph of the section titled “Proxy Voting” on page 68 of the SAI will be deleted in its entirety and replaced with the following:

The Board of Directors of the Fund has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to each Series’ underlying securities holdings.

Please Retain This Supplement for Future Reference

SVLVT-SUP2-0913x0414